Exhibit 10.1

Execution Version
SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 4, 2020 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (“Parent”), Apollo Endosurgery US, Inc., a Delaware corporation (“Apollo Endo”), Apollo Endosurgery International LLC, a Delaware limited liability company (“Apollo International”), Lpath Therapeutics Inc., a Delaware corporation (“Lpath”; together with Parent, Apollo Endo and Apollo International, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).
The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 15, 2019 (as amended, by that certain First Amendment to Loan and Security Agreement, dated as of June 20, 2019, Second Amendment to Loan and Security Agreement, dated as of August 7, 2019, Third Amendment to Loan and Security Agreement, Waiver and First Amendment to Fee Letter, dated as of October 25, 2019, Fourth Amendment and Limited Waiver to Loan and Security Agreement, dated as of March 16, 2020 (as amended by the First Amendment to Fourth Amendment and Limited Waiver to Loan and Security Agreement, dated as of March 20, 2020), Fifth Amendment and Limited Waiver to Loan and Security Agreement and Second Amendment to Fee Letter, dated as of April 30, 2020, Sixth Amendment and Limited Waiver to Loan and Security Agreement, dated as of July 17, 2020, and as further amended restated, modified or supplemented from time to time, the “Loan and Security Agreement”).
The Borrower has requested that Collateral Agent and the Lenders agree to certain amendments to the Loan and Security Agreement. Collateral Agent and the Lenders have agreed to such requests, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1.Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)New Definitions. The following definitions are hereby added to Section 1.4 in their proper alphabetical order:
“Maturity Date Extension Conditions” are satisfaction of each of the following: (a) no default or Event of Default shall have occurred and be continuing, (b) Borrower shall have provided evidence to Collateral Agent satisfactory to Collateral Agent in its reasonable discretion that Borrower has achieved Specified Product Revenues of greater than or equal to Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000) on a trailing six-month basis for any six-month period ended on or before December 31, 2021 and (c) Borrower shall have amended the Permitted Convertible Debt such that the maturity thereof shall occur no earlier than May 31, 2025.
“Seventh Amendment Effective Date” means December 4, 2020.

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(ii)The definition of “Amortization Date” is hereby amended and restated in its entirety as follows:
““Amortization Date” is March 1, 2022; provided that upon satisfaction of the Interest Only Extension Conditions, then the Amortization Date is September 1, 2022.”
(iii)The definition of “Interest Only Extension Conditions” is hereby amended and restated in its entirety as follows:
““Interest Only Extension Conditions” are satisfaction of each of the following: (a) no default or Event of Default shall have occurred and be continuing and (b) Borrower shall have provided evidence to Collateral Agent satisfactory to Collateral Agent in its reasonable discretion that Borrower has achieved Specified Product Revenues of greater than or equal to Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000) on a trailing six-month basis for any six-month period ended on or before December 31, 2021.”
(iv)The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:
““Maturity Date” is, for each Term Loan, September 1, 2024; provided that if the Maturity Date Extension Conditions are satisfied on or prior to December 31, 2021, then the Maturity Date is March 1, 2025.”
(v)The definition of “Prepayment Premium” is hereby amended and restated in its entirety as follows:
““Prepayment Premium” is, with respect to any Term Loan subject to prepayment, refinancing, substitution or replacement prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), an additional fee payable to the Lenders in amount equal to:
(i)for a prepayment, refinancing, substitution or replacement made on or after the Seventh Amendment Effective Date through and including the first anniversary of the Seventh Amendment Effective Date, three percent (3.00%) of the principal amount of such Term Loan prepaid;
(ii)for a prepayment, refinancing, substitution or replacement made after the date which is after the first anniversary of the Seventh Amendment Effective Date through and including the second anniversary of the Seventh Amendment Effective Date, two percent (2.00%) of the principal amount of the Term Loans prepaid; and
(iii)for a prepayment, refinancing, substitution or replacement made after the date which is after the second anniversary of the Second Amendment Effective Date and prior to the Maturity Date then in effect, one percent (1.00%) of the principal amount of the Term Loans prepaid.
Notwithstanding the foregoing, Lenders agree to waive the Prepayment Premium with respect to a prepayment in conjunction with a refinancing of the Term Loans with Solar or Solar’s Affiliates.”
(vi)The definition of “Specified Product Revenues” is hereby amended and restated in its entirety as follows:
““Specified Product Revenues” means Borrower’s product revenues (as determined under GAAP), but excluding revenues with respect to Borrower’s Lap-Band products.”

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(vii)Section 2.2(c) is hereby amended and restated in its entirety as follows:
“(c)    Mandatory Prepayments. If the Term Loans are accelerated (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) any fees payable under the Fee Letter by reason of such prepayment, (iii) the Prepayment Premium, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if any fees payable under the Fee Letter by reason of such prepayments had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to each Lender in accordance with the terms of the Fee Letter. The Prepayment Premium shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. EACH LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION.”
(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3.Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:
(a)Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(e), (ii) those fees due and payable as set forth in the amendment to the Fee Letter and Exit Fee Agreement executed in connection with this Amendment and (iii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)Amendment Fee. No more than five (5) Business Days after the Amendment Effective Date, Borrower shall have paid to Collateral Agent and the Lenders an amendment fee in the amount of One Hundred Seventy-Five Thousand Dollars ($175,000).
(c)This Amendment, Amendment to Fee Letter and Amendment to Exit Fee Agreement. Collateral Agent shall have received this Amendment, duly executed by the Borrower and duly executed amendments to the Fee Letter and the Exit Fee Agreement in form and substance satisfactory to Collateral Agent.
(d)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in

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all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Amendment Effective Date remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 5.Undertaking. Borrower shall ensure that, within 60 days of the Amendment Effective Date, Collateral Agent shall have received:.
(a)duly executed copies of (a) a supplemental security deed in respect of that certain English-law Debenture dated 4 June 2019 between Apollo UK and Collateral Agent and as supplemented pursuant to a supplemental security deed dated 16 March 2020 between Apollo UK and Collateral Agent; and (b) a supplemental security deed in respect of that certain English-law Share Charge dated 4 June 2019 between Apollo Endo and Collateral Agent and as supplemented pursuant to a supplemental security deed dated 16 March 2020 between Apollo UK and Collateral Agent (the “Supplemental Security Documents”);
(b)a copy of the “PSC Register” (within the meaning of section 790C(10) of the Companies Act 2006) of Apollo UK; together with confirmation from a director of Apollo UK (i) that “no warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of the Apollo UK shares pledged as Collateral and no circumstances exist at the time of such confirmation which allow such notice to be issued; or (ii) that Apollo UK is not required to comply with Part 21A of the Companies Act 2006;
(c)copies of the articles of association and certificate of incorporation of Apollo UK;
(d)resolutions adopted by Apollo UK’s board of directors for the purpose of approving the transactions contemplated by the Supplemental Security Documents;
(e)resolutions adopted by the sole shareholder of Apollo UK for the purpose of approving the transactions contemplated by the Supplemental Security Documents;
(f)a copy of the specimen signature of each person authorized by the resolutions delivered pursuant to Section 5(d) of this Amendment;
(g)certificates (as customary in the jurisdiction of Apollo UK and containing specimen signatures) of a director confirming that guaranteeing or securing the Loans would not cause any guaranteeing or similar limit binding on Apollo UK to be exceeded and certifying that each copy document relating to it specified in Section 5(b)-(f) are correct, complete and in full force and effect and has not been amended or superseded as at such date;
(h)an English law legal opinion of English law counsel regarding only the capacity and due execution of Apollo UK to enter into the Supplemental Security Documents, addressed to the Loan Parties and dated as of the same date as the Supplemental Security Documents, in form and substance reasonably satisfactory to Collateral Agent; and
(i)such other documents as Collateral Agent may reasonably request.
SECTION 6.Miscellaneous.

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(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.
(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3 of this Amendment, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)Costs and Expenses. The Borrower agrees to pay to Collateral Agent within five (5) Business Days of the Amendment Effective Date, the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(f)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD

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TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)Complete Agreement; Amendments; Exit Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.
(i)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(l)Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

APOLLO ENDOSURGERY, INC.	Apollo Endosurgery International, LLC

By /s/ Todd Newton	By /s/ Todd Newton
Name: Todd Newton	Name: Todd Newton
Title: Chief Executive Officer	Title: Chief Executive Officer

APOLLO ENDOSURGERY US, INC.	Lpath Therapeutics Inc.

By /s/ Todd Newton	By /s/ Todd Newton
Name: Todd Newton	Name: Todd Newton
Title: Chief Executive Officer	Title: Chief Executive Officer

[Signature Page to Seventh Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

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GUARANTOR:

APOLLO ENDOSURGERY UK LTD

By /s/ Todd Newton
Name: Todd Newton
Title: Chief Executive Officer

[Signature Page to Seventh Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

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GUARANTOR:

APOLLO ENDOSURGERY COSTA RICA S.R.L.

By /s/ Todd Newton
Name: Todd Newton
Title: Chief Executive Officer

[Signature Page to Seventh Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

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COLLATERAL AGENT:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

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LENDER:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP Private Credit Income Fund SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP Private Credit Income BDC SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement (Apollo Endo/Solar)]

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